UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 16, 2011

Rockwell Collins, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16445	52-2314475
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

400 Collins Road NE
Cedar Rapids, Iowa 52498
(Address of Principal Executive Offices) (Zip Code)

(319) 295-1000
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01. Other Events.

     The exhibits listed in the accompanying Exhibit Index relate to the Registration Statement on Form S-3 (the “Registration Statement”) (Registration Statement No. 333-156442), filed by Rockwell Collins, Inc. (the “Company”) with the Securities & Exchange Commission (the “SEC”) on December 23, 2008, as supplemented by the final prospectus supplement dated November 16, 2011, filed with the SEC on November 17, 2011, and is filed herewith for incorporation by reference in the Registration Statement in connection with the offering and sale of $250,000,000 aggregate principal amount of the Company’s 3.100% Notes due 2021.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Chadbourne & Parke LLP.

23.1	Consent of Chadbourne & Parke LLP (contained in Exhibit 5.1).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL COLLINS, INC.
(Registrant)

Date: November 21, 2011	By	/s/ Gary R. Chadick
		Name:	Gary R. Chadick
		Title:	Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
5.1	Opinion of Chadbourne & Parke LLP.

23.1	Consent of Chadbourne & Parke LLP (contained in Exhibit 5.1).